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                                                                    EXHIBIT 10.7

    [LOGO]        AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)

1.      BASIC PROVISIONS ("BASIC PROVISIONS")

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, November 15, 19__, is made by and between Patrick and Bette Ng, Co-Trustees for the Ng Living Trust, dated December 21, 1987 ("LESSOR") and Symyx Technologies, Inc., a California corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

        1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 3100 Central Expressway, Santa Clara, located in the County of Santa Clara, State of California and generally described as (describe briefly the nature of the property) approximately 32,794 square feet of research and development, manufacturing, laboratory use, storage and other related uses ("PREMISES"). (See Paragraph 2 for further provisions.)

        1.3 TERM: Eleven years and zero months ("ORIGINAL TERM") commencing on or before February 1, 1997 ("COMMENCEMENT DATE") and ending January 31, 2008 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

        1.4 EARLY POSSESSION: Upon execution of this Lease ("EARLY POSSESSION DATE"). (See Paragraphs 3.2 and 3.3 for further provisions.)

        1.5 BASE RENT: $21,316.00 per month ("BASE RENT"), payable on the first day of each month commencing February 1, 1997. (See Paragraph 4 for further provisions.)

[ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

        1.6 BASE RENT PAID UPON EXECUTION: $21,316.00 as Base Rent for the period of first month.

        1.7 SECURITY DEPOSIT: $37,000.00 ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

        1.8 PERMITTED USE: Research and development, manufacturing, laboratory use, storage and other related uses (See Paragraph 6 for further provisions.)

        1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

        1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes): Tenny Tsai of BT Commercial represents

[X] Lessor exclusively ("LESSOR'S BROKER"): [ ] both Lessor and Lessee, and
    Mark Pearson of Catalyst Real Estate Group and Randy Scott of Cornish & Carey represents

[ ] Lessee exclusively ("LESSEE'S BROKER"): [ ] both Lessee and Lessor. (See
    Paragraph 15 for further provisions.)

        1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by None ("GUARANTOR"). (See Paragraph 37 for further provisions.)

        1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 61 and an Environmental Addendum consisting of Paragraphs 1-12 and Exhibits A-D, all of which constitute a part of this Lease.

2.      PREMISES.

        2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less. See Addendum Paragraph 52.

        2.3     See Addendum Paragraph 52

        2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

        2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3. Lessor agrees that Lessee shall be given access to and possession of the Premises for the purpose of constructing Lessee Improvements (as defined herein) within seven (7) days of the execution of this Lease ("Construction Commencement Date"). Notwithstanding anything to the contrary in the Lease, during the period from the Construction Commencement Date to the Commencement Date, any entry by Lessee onto the Premises shall be subject to all of the terms and conditions of this Lease; provided, however, that during such time period, Lessee shall have no obligation to pay monthly rent, to reimburse Lessor for any real property taxes or insurance applicable to such time period, or to pay for any utility expenses other than those incurred by Lessee or its agents and contractors.


        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

NET



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        3.3     DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not rendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.      RENT.

        4.1. BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at the address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including reasonable attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said security Deposit, Lessee shall within ten (10) days after written request therefore deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall no later than thirty days after the later of (1) the expiration or earlier termination of the Lease, (2) the date upon which Lessee has vacated the Premises, or (3) the date by which Lessee has provided Lessor with a closure letter from the City of Santa Clara, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.      USE.

        6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

        6.2     HAZARDOUS SUBSTANCES.

                (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release, or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). Lessor acknowledges that Lessee will be using a number of Hazardous Substances relating to Lessee's Permitted Use of the Premises and Lessor hereby consents to Lessee's use of such Hazardous Substances, provided that: (1) Lessee's use of Hazardous Substances complies with all Applicable Laws, and (2) Lessee provides Lessor a copy of any Hazardous Materials Management Plan submitted by Lessee to any local agency. Lessor and Lessee acknowledge that there is existing groundwater contamination on the Premises as evidenced by the documents listed in Exhibit C attached hereto which reports have been reviewed by Lessee. A copy of Lessee's current Hazardous Materials Management Plan is attached as Exhibit D hereto.

                (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

        6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease and any addendum hereto, Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW", which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and
(iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

        6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter one Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Material Default or Material Breach of this Lease, Material violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7.      MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND
        ALTERATIONS.

        7.1     LESSEE'S OBLIGATIONS.

                (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc),


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7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14
(condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven
(7) years. Notwithstanding anything to the contrary in the Lease, Lessee's maintenance, repair and/or replacement obligations regarding the Lessee Improvements and the Lessee Owned Alterations and Utility Installations (as defined herein) shall not extend to, and Lessee shall not be required to perform or pay for repairs or replacements resulting from, ordinary wear and tear to such Lessee Improvements Lessee Owned Alterations and Utility Installations.

               (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

        7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises),
2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

        7.3     UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion, "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as amended does not exceed $25,000. Notwithstanding the foregoing, or anything to the contrary in the Lease: (1) Lessee shall not be required to obtain Lessor's consent to any non-structural Lessee Owned Alterations and Utility Installation which costs less than $25,000 per work of improvement; and (2) If Lessor's consent is required for any Lessee Owned Alteration and Utility Installations and Lessor does not notify Lessee in writing of its approval or disapproval within fifteen (15) days following Lessee's request for approval, then Lessor shall be deemed to have approved the proposed Lessee Owned Alteration and Utility Installations in question. Lessee agrees to provide Lessor with an update of the plans for the Premises every six months during the Lease Term (unless during such six month period, there has been no Lessee Owned Alterations and Utility Installations to the Premises).

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

               (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        7.4     OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

               (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice or to Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease. Notwithstanding anything to the contrary in the Lease, (1) All Lessee Owned Alterations and Utility Installations, Trade Fixtures, Lessee Improvements, and personal property installed in the Premises at Lessee's expense ("Lessee's Property") shall at all times remain Lessee's property; (2) other than as expressly provided to the contrary in Sections 9.4, 14, and 53, Lessee shall be entitled to all insurance and condemnation proceeds from Lessee's Property; (3) Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect to such Lessee's; (4) Lessee shall not be required to remove any Lessee Improvements at the expiration or earlier termination of the Lease; (5) Lessee may remove at any time, (i) the Exhibit B Improvements as defined herein and (ii) any Lessee Owned Alterations and Utility Installations (other than the Lessee Improvements which are not Exhibit B Improvements) which can be removed without structural injury to the Premises, provided Lessee repairs all damage caused by such removal; and (6) upon Lessee's request, Lessor shall advise Lessee in writing, within fifteen
(15) days of the receipt of such request, as to whether Lessor reserves the right to require Lessee to remove any Lessee Owned Alterations and Utility Installations (excluding Lessee Improvements) from the Premises upon expiration or earlier termination of the Lease.

8.      INSURANCE; INDEMNITY.

        8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

        8.2     LIABILITY INSURANCE.

                (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability Policy of Insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured -- Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3     PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason ??? unique nature or age of the improvements involved, such latter amount is less than full replacement cost. The insurance required to be obtained by Lessor pursuant to this paragraph shall cover the building including the Lessee Improvements that are not Exhibit B Improvements ("Replacement Cost Insurance"). On or before the first business day after each anniversary after the Commencement Date, Lessee shall provide Lessor Lessee's estimate of the amount of coverage required under the Replacement Cost Insurance, and Lessor shall promptly obtain an insurance policy insuring loss or damage to the Premises in that amount ("Lessee Replacement Cost Estimate"). Notwithstanding anything to the contrary in the Lease, in the event insurance proceeds are not sufficient to pay for damage or destruction of the Premises, Lessor shall not be responsible for the payment of any cost to replace the Premises that exceeds the applicable Lessee Replacement Cost Estimate. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible-amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

                (b) RENTAL VALUE. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

                (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease, if Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations. Notwithstanding anything to the contrary in the Lease, Lessee shall insure all Lessee Owned Alterations and Utility Installations and all Exhibit B Improvements and, except as expressly otherwise provided in Section 9.4, shall be entitled to any and all insurance proceeds for, or relating to such Lessee Owned Alterations and Utility Installations and Exhibit B Improvements.

        8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5. Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the restoration of Lessee Owned Alterations and Utility Installations... if this Lease is not terminated pursuant to Section 9. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which ???? invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified ??? of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "Insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the insuring Party under this Paragraph 8, the other party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

        8.6 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in the Lease, the parties hereto release each other and their respective agents, employees, successors, assignees and sublessees from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured under paragraphs 8.3 and/or 8.4 of this Lease, which is required to be insured against under paragraphs 8.3 and 8.4 of the Lease, or which would normally be covered by "all risk" property insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy.

        8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties and, except as set forth in the Environmental Addendum to Lease attached hereto, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with the occupancy of the Premises by Lessee, the conduct of Lessee's business any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except as resulting from the active negligence of Lessor, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.      DAMAGE OR DESTRUCTION.

        9.1     DEFINITIONS.

                (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 INSURED LOSS. If an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. In the event Lessor elects to require that Lessee restore the Premises, Lessee shall have twelve (12) months to restore the Premises (during which rent shall be abated) to complete restoration of the Premises (the "Lessee Restoration Period"). Rent shall recommence at the end of the Lessee Restoration Period. The Lessee Restoration Period shall be extended to the extent any delay in restoration is caused by a force majeure even including, but not limited to, strike, labor troubles, acts of God, acts of government, unavailability of materials or labor, or any other cause beyond the control of Lessee. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or within said period assurance, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Uninsured Losses shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 UNINSURED LOSS. If damage to the Premises that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect but subject to Lessors ??? under Paragraph
13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty
(30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. In the event Lessor gives Lessee notice of Lessor's intent to terminate the Lease as set forth in 9.3(ii) hereof ("Termination Notice"), Lessee (in addition to, or in lieu of Lessee's other rights in this paragraph 9.3) shall have the right to purchase the Premises from Lessor at the greater of (a) Two Million Five Hundred Thousand Dollars ($2,500,000), or (b) the Premises' then fair market value in its damaged condition. Lessee shall provide Lessor notice within ten (10) days of the receipt of Lessor's Termination Notice that Lessee intends to exercise its option to purchase the Premises ("Notice to Purchase"). Lessor and Lessee shall, within thirty (30) days of Lessor's receipt of the Notice to Purchase, attempt to agree upon a fair market value for the Premises. If the parties cannot agree upon a market value (but Lessor asserts that such value is in excess of $2,500,000), then the fair market value of the Premises shall be determined by real estate appraiser(s), all of whom shall be members of the American Institute of Real Estate Appraisers and who have at least five (5) years' experience appraising industrial and/or research and development space located in the vicinity of the Premises and shall act in accordance with the following procedures:

        a. If the parties are unable to agree on the Fair Market Value within the allowed time, either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the notifying party or select a second properly qualified appraiser by giving written notice of the name, address and qualification of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the premises are located upon application by either party.

        b. If only on appraiser is selected, that appraiser shall notify the parties in simple letter form of its determination of the Fair Market Value for the Premises within fifteen (15) days following his selection, which appraisal shall be conclusively determinative and binding on the parties as the appraised Fair Market Value.

        c. If multiple appraisers are selected, the appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting the appraiser shall attempt to determine the Fair Market Value for the Premises as of the commencement date of the extended term by the agreement of at least two (2) of the appraisers.

        d. If two (2) or more of the appraisers agree on the Fair Market Value for the Premises at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Lessor and Lessee of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the Fair Market Value for the Premises, all appraisers shall submit to Lessor and Lessee an independent appraisal of the Fair Market Value for the Premises in simple letter form within twenty (20) days following appointment of the final appraiser. The parties shall then determine the Fair Market Value for the Premises by averaging the appraisals; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

        e. The appraisers' determination of Fair Market Value shall be based on rental of space of the same age, construction, size, location and present condition of the Premises. In determining Fair Market Value, the appraisers shall not consider any Lessee Owned Alterations and Utility Installations.

        f. if only one appraiser is selected, then each party shall pay one-half of the fees and expenses of that appraiser. If three appraisers are selected, each party shall bear the fees and expenses of the appraiser it selects and one-half of the fees and expenses of the third appraiser.

        9.4 If this Lease is terminated pursuant to this Section 9, then notwithstanding anything to the contrary in this Lease, the parties shall be entitled to share any insurance proceeds available to the parties as a consequence of the loss as follows:

               A. Lessor shall be entitled to retain from the proceeds payable with respect to the casualty insurance on the Premises carried by Lessor pursuant to Section 8.3(a) only the Lessor Improvement Value. The Lessor Improvement Value is defined as Seven Hundred Thousand Dollars ($700,000) plus an annual increase on each anniversary following the Commencement Date (until the Expiration Date or earlier termination of the Lease) of Thirty-Five Thousand Dollars ($35,000).

               B. To the extent that the total of (i) the proceeds paid or payable under the insurance actually carried by Lessor pursuant to Section 8.3(a), (ii) any other proceeds that would have been available from insurance Lessor is required by Section 8.3(a) to carry, and (iii) the fair market value (determined in accordance with Section 9.3.2) of the Premises (other than the land) in its damaged, non-restored state, is less than the Lessor Improvement Value, then Lessor shall be entitled to receive the proceeds paid or payable from the insurance carried by Lessee pursuant to
               Section 8.4 with respect to the Lessee's Improvements, which are not Exhibit B Improvements, up to the amount of such difference.

               C. Subject to Lessor's rights under Section 9.4.B, Lessee shall be entitled to receive all of the proceeds paid or payable with respect to the casualty insurance on Lessee Improvements, which are not Exhibit B Improvements, carried by Lessee pursuant to
               Section 8.4.

               D. Lessee shall be entitled to receive all of the proceeds paid or payable with respect to the casualty insurance on the Lessee Improvements which are Exhibit B Improvements, Lessee Owned Alterations and Utility Installations (which are not Lessee Improvements), Trade Fixtures and any other Lessee Property, to the extent such items are insured by Lessee.



        9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (a) ABATEMENT. In the event of damage described in Paragraph 9.2 (Partial Damage - Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration. Lessor shall notify Lessee within fifteen (15) days following any damage to or destruction of the Premises the length of time Lessor reasonably estimates to be necessary for repair or restoration. Lessee shall have the right to terminate the Lease within fifteen (15) days following receipt of such notice, if restoration or repair of the Premises will take more than two hundred seventy (270) days.

                (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.8 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.     REAL PROPERTY TAXES.

        10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to any delinquency date. of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of the time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

             (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require that such current years's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount equal which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

        10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.     ASSIGNMENT AND SUBLETTING.

        12.1    LESSOR'S CONSENT REQUIRED.

                (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36. Notwithstanding anything to the contrary in the Lease, Lessor's consent to any proposed assignment or subletting shall not be unreasonably withheld or delayed and, if not given or withheld within fifteen
(15) days following Lessee's request for consent, shall be deemed given.

                (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to terminate this Lease.

                (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

        12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                (b) Lessor may accept rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment.

                (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease of sublease.

                (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any.
Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor. Lessor may condition the effectiveness of its consent to any transfer requiring Lessor's consent upon reimbursement to Lessor of the attorneys' fees reasonably incurred by Lessor in connection with such transfer, up to a maximum reimbursable amount of $3,000.

                (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease.

                (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor under such sublease.

                (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "DEFAULT" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure of Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

                (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) days following written notice by or on behalf of Lessor to Lessee.

                (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this lease per Paragraph 30,
(vi) the guaranty of the performance of Lessees obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's failure is such that more than thirty
(30) days are reasonably required for its cure, then it shall not be deemed a Breach of this Lease by Lessee if Lessee commences a cure within said thirty
(30) day period and thereafter diligently prosecutes such cure to completion.

                (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, compiled with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

                (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor; (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a guarantor's refusal to honor the guaranty; or (v) a guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any of its affirmative duty or obligation of lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may, at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term thereof shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth of unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer statute shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b),
(c) or (d), in such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the Rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interests under this Lease, shall not constitute a termination of the Lessee's right to possession.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of Rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under the threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. Notwithstanding the foregoing, to the extent that the total of (i) the condemnation proceeds paid or payable to the Lessor pursuant to prior sentence plus (ii) the fair market value (determined in accordance with Section 9.3.2) of the Premises (other than the land) owned by Lessor after the condemnation is less than the Lessor Improvement Value, then Lessor shall be entitled to receive the condemnation proceeds paid or payable to Lessee with respect to the taking of Lessee's Improvements which are not Exhibit B Improvements up to the amount of such difference. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     BROKERS' FEE.

        15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

        15.2 Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and said Brokers, the sum of $________) for brokerage services rendered by said Brokers to Lessor in this transaction.

        15.4 Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and it successors.

        15.5 Lessee and Lessor each represent and warrant to the other that it has no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorney's fees reasonably incurred with respect thereto.

        15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.     Tenancy Statement.

        16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender of purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.


17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid and upon the assumption in writing of all of Lessor's obligations under the Lease by such transferee or assignee, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.     NOTICES.

        23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or by courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given seventy-two (72) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee, of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof subject to the terms and conditions set forth herein. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. Notwithstanding anything to the contrary in the Lease:

          A.   The Lessee's obligations under this Lease are conditioned upon
(i) recordation of a memorandum of this Lease in form acceptable to Lessee; (ii) Lessee's ability to obtain, at its cost, a title insurance policy in form acceptable to Lessee, (a) insuring that Lessee holds a valid leasehold interest in the Premises in accordance with the terms of this Lease and the Lessee's rights to purchase the Premises as set forth in this Lease subject only to the standard exception to coverage contained in such policies and other exceptions to title acceptable to the Lessee, and (b) insuring Lessee's Lender that its leasehold mortgage on Lessee's interest in this Lease is a first lien on such Lessee's interest subject only to the standard exceptions to coverage contained in such policies and other exceptions to title acceptable to the Lender; (iii) reconveyance of the lien on the Premises recorded by Sumitomo Bank; and (iv) receipt by Lessee of a recognition agreement, in form acceptable to Lessee, from the holder of the first lien and any other liens on Lessor's interest in the Premises.

          B. This Lease shall not be subject to or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust, or security interest now or hereafter affecting the Premises, nor shall Lessee be required to execute any documents subordinating this Lease, unless the ground lessor, lender, or other holder of the interest to which this Lease shall be subordinated contemporaneously executes a recognition and nondisturbance agreement which (i) provides that this Lease shall not be terminated, so long as Lessee is not in default under this Lease and (ii) recognizes all of Lessee's rights hereunder including any and all option rights to purchase the Premises and extend the term of the Lease.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month's rent. Lessee shall have no obligation to attorn to any successor-in-interest or ground lessor, not to execute any documents evidencing attornment, unless the successor-in-interest or ground lessor in question assumes, in writing, all obligations of Lessor under this Lease.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof and/or purchase the Premises, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise upon twenty-four (24) hours notice to Lessee for the purposes set forth in paragraph 6.4 and/or for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "FOR LEASE" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee. Any entry of the Premises by Lessor and Lessor's agents shall comply with all reasonable security measures of Lessee and shall not impair Lessee's operations more than reasonably necessary. During any such entry, Lessor and Lessor's agents shall at all times be accompanied by Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Except as set forth in paragraph 58 hereof, Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

     (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent required under paragraph 7 hereof shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

     39.1 DEFINITION. As used in this Paragraph 39 the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereto, as well as any permitted assignee or sublessee of the Premises pursuant to paragraphs 53 and 55 of this Lease, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said parties. Except as set forth herein, the Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

        39.4    EFFECT OF DEFAULT ON OPTIONS.

                (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period of time any monetary obligation due Lessor from Lessee is unpaid.

                The effectiveness of the exercise of any option provided to Lessee herein shall be conditioned upon the simultaneous cure of any existing defaults by Lessee under this Lease, of which Lessee has received written notice by Lessor prior to the date of the option exercise.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the grounds the parking, and unloading of vehicles, and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invites and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to the Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall have joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.




LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:_________________________    Executed at: San Jose, CA
                                                     ________________________
on:__________________________________    on: 12/12/96
                                            _________________________________
By LESSOR:                               By LESSEE:
Patrick & Betty Ng, Co-Trustees for      Symyx Technologies, Inc.,
_____________________________________    _____________________________________
the Ng Living Trust, dated               a California corporation
December 21, 1987
_____________________________________    _____________________________________

By:/s/PATRICK NG                         By:/s/ISY GOLDWASSER
_____________________________________    _____________________________________
Name Printed: Patrick Ng                 Name Printed: Isy Goldwasser
_____________________________________    _____________________________________
Title:_______________________________    Title:  V.P. of Corporate Development
                                                 _____________________________
By: /s/ BETTE NG                         By:
_____________________________________    _____________________________________
Name Printed: Bette Ng                   Name Printed:
_____________________________________    _____________________________________
Title:_______________________________    Title:
                                                 _____________________________
Address:_____________________________    Address:_____________________________
        _____________________________            _____________________________

Tel. No. (   )_______________________    Tel. No. (   )_______________________

Fax No. (   )________________________    Fax No. (   )________________________
_____________________________________    _____________________________________
_____________________________________    _____________________________________
_____________________________________    _____________________________________

                                   EXHIBIT C

1. Letter from Robert L. Hines, Landels, Ripley & Diamond to Jeff Gilman dated August 5, 1996 Re: Final Cleanup Objectives -- MCC Property and Vicinity, Santa Clara, California

2. Letter from Stephen Morse, California Regional Water Quality Control Board to Edward Hayes, dated July 31, 1996 Re: Metropolitan Corporate Center -- Proposal for an Additional Monitoring Well

3. Letter from Robert L. Hines, Landels, Ripley & Diamond to Jeff Gilman dated July 25, 1996 Re: Final Cleanup Objectives -- MCC Property and Vicinity, Santa Clara, California

4. Work Plan to Install One Off-Site Monitoring Well, Metropolitan Corporate Center Property, Santa Clara, California, Levine-Fricke, dated July 15, 1996

5. Letter from Jeffrey A. Gilman, McCulley, Frick & Gilman, Inc. dated May 25, 1990 Re: Characterization of Ground-Water Quality Conditions - Reliance Technical Services, Santa Clara, California

6. Characterization of Ground-Water Quality Conditions, McCulley, Frick & Gilman, Inc. dated May 25, 1990

ADDENDUM TO THE LEASE DATED NOVEMBER 15, 1996 BETWEEN PATRICK AND BETTE NG, AS TRUSTEES FOR THE NG'S FAMILY TRUST. ("LANDLORD") AND SYMYX TECHNOLOGIES ("TENANT") FOR THE PROPERTY LOCATED AT 3100 CENTRAL EXPRESSWAY, SANTA CLARA, CALIFORNIA ("PREMISES").
                                                                     Page 1 of 3

This Addendum to Lease supplements the Lease as shown below:

49.  MONTHLY MINIMUM RENT:

Months of Initial Term        Monthly Rent
       01-36                  $21,316.10 NNN
       37-48                  $22,995.80 NNN
       49-60                  $24,595.50 NNN
       61-72                  $26,235.20 NNN
       73-84                  $27,874.90 NNN
       85-86                  $29,514.60 NNN
       97-108                 $31,154.30 NNN
       109-120                $32.794.00 NNN
       121-132                $34,433.70 NNN

50.  OPTION TO PURCHASE:

     Provided Lessee is not in default under this Lease at the time of exercise, Lessee shall have the option to purchase the Premises at the Purchase Price of Three Million Nine Hundred Thousand and 00/100 (3,900,000.00) Dollars. Said option can only be exercised in writing during the seventy-third (73rd) through the seventy-eighth (78th) month of the term. Close of escrow must occur on or before the last day of the seventy eighty (78th) month or the option to purchase shall become null and void. Notwithstanding the foregoing, in the event that close of escrow has not occurred by the 78th month as the result of a delay caused by Lessor ("Lessor Delay"), Close of escrow shall be extended beyond the 78th month in an amount equal to the period of any Lessor Delay.

51.  TAX DEFERRED (IRS CODE 1031) EXCHANGE:

     In the event that the Option to Purchase outlines in paragraph 50 above is exercised by Lessee ("Buyer"), "Buyer" agrees to cooperate in fulfilling Lessor's ("Seller's") intent to effect a tax deferred exchange by performing any and all reasonable acts as may be required to effect such exchange provided, however, that "Buyer" does not incur any additional expense or liability as a result thereof.

52.  CONDITION OF PREMISES AT LEASE COMMENCEMENT:

     Tenant agrees to take possession of the Premises in its present as-is condition. Landlord makes no representations or warranties regarding such systems and components.

53.  TENANT IMPROVEMENTS:

     53.1 Lessee agrees that it shall expend no less that $4,000,000 on the "Lessee's Improvements" to the Premises which improvements shall include, at a minimum, a new roof and flooring, seismic upgrades, asbestos removal, upgrades to the HVAC systems, electrical and upgrades to bring the Premises into compliance with the Americans with Disabilities Act ("ADA") which improvements are outlined on the Preliminary Plan approved by Lessor and attached hereto as Exhibit A. Such Lessee Improvements shall include the improvements identified on Exhibit B ("Exhibit B Improvements"). Lessor hereby consents to Lessee's construction of the Lessee Improvements as set forth in Exhibits A and B.

     53.2 Lessee shall cause its architect to cause Final Plans for the Lessee Improvements to be completed. Lessee shall submit the Final Plans to Lessor fifteen (15) days before commencing construction of the Lessee Improvements. Lessor shall have ten (10) days to provide Lessee with any objections to such plans which shall be limited to (i) objections that the Lessee Improvements will endanger the structure; or (ii) objections that the Lessee Improvements to the exterior of the Premises are not reasonably aesthetic. Lessee and Lessor shall work cooperatively to resolve such objections.

     53.3 Lessee shall construct the Lessee Improvements in accordance with the Final Plans and applicable Laws and obtain all applicable governmental permits and authorizations required for the construction of such improvements. Lessee shall notify Lessor in writing at least five (5) days before beginning actual construction of the Lessee Improvements so that Lessor can post and record an appropriate notice of nonresponsibility. Before commencing the work, Lessee shall provide evidence that it has obtained all of the insurance required under the Lease.

     53.4 Lessee and its agents and contractors shall have access to and may enter upon the Premises at any time and from time to time after the Construction Commencement Date for the purpose of inspecting, surveying, designing, planning and constructing the Lessee Improvements and installing trade fixtures, phone and telecommunications equipment and other equipment.

     53.5 All Lessee Improvements, except Exhibit B Improvements, shall become the property of Lessor in the event that this Lease terminates as a consequence of Lessee's default under the terms of the Lease beyond the time period permitted under the Lease for any cure of such default by Lessee or Lender.

     53.6 Lessor acknowledges that the Lessee Improvements are subject to a "lease line" to be obtained from a Lender ("Lender"). Lessor agrees that (i) Lessee may make its interest in this Lease subject to a leasehold deed of trust in favor of such Lender, and (ii) Lessor shall have no right, title or interest whatsoever in the Exhibit B Improvements.

     53.7 Notwithstanding anything to the contrary in this Lease, so long as the Credit Extension (as defined herein) is in effect and until Lessee's obligations to Lender under the Credit Extension have been fully satisfied and performed, the following provisions shall apply:

          (1) Lessor agrees that Lessee may assign this Lease to Lender without Lessor's consent, and Lender may thereafter assign or sublease the premises, provided that (i) any subsequent assignee shall assume in writing the obligations of Lessee under the Lease; (ii) the use of the Premises by the assignee or sublessee is permitted by the use provision in paragraph 1.8 of the Lease and does not violate any applicable governmental rule, ordinance or regulation; (iii) the assignee or sublessee is in Lender's reasonable business judgment of reputable character and, after taking into consideration the security for the transferee's performance, prospectively capable of performing its financial obligations under the Lease. Lessor acknowledges that any transferee with a financial condition not materially less than Lessee's financial condition on the Effective Date shall satisfy the criteria specified in subpart (iii) of the prior sentence. Any assignment or subletting by Lender shall be subject to the bonus rent provisions of paragraph 55 of this Lease, provided however, that any assignment or sublease of the Premises by the Lender which is made as part of a transaction involving the transfer of a substantial amount of the Lessee's assets located in the Premises to such assignee or sublessee shall not be subject to the bonus rent provisions of paragraph 55 and Lender shall be entitled to all payments of Base Rent resulting therefrom.

          (2) Lessor further agrees to provide Lender written notice of any breach, default or event of default under the Lease (each a "Default Notice") simultaneously with the giving of notice of the same to Lessee or, if no such notice is required under the Lease, at least thirty (30) days prior to the date Lessor would be entitled to terminate the Lease. Each such notice shall be sent to the address of Lender which shall be provided by Lessee or such other address as Lender may from time to time provide to Lessor, and shall be deemed delivered to Lender (i) in the case of notice by letter, five (5) business days after deposited in the United States mail registered and return receipt requested, (ii) in the case of notice by overnight courier, two (2) business days after delivery to such courier and (iii) in the case of notice given by telex or telecommunication, when given or sent with electronic confirmation of receipt. Any notice to Lender required in this Lease shall be made at the following address unless otherwise directed in writing by Lender or Lessee:

                                   Lighthouse Capital Partners
                                   100 Drake's Landing Road
                                   Suite 260
                                   Greenbrae, CA 94904
                                   Attn: Thomas Conneely

          (3) During any time period when Lessee is in default under the Lease, Lender shall have the option, but not the obligation, to cure any such default. Lessor shall accept such cure is completed (i) within thirty (30) days after delivery of the Default Notice with respect to the breach to Lender, if such cure can reasonably be accomplished by Lender using all due diligence within such thirty (30) days period, or (ii) with such longer period after delivery of the Default Notice to Lender as may be reasonably required to cure the default using all due diligence ("Lender's Cure Period"). Lessor agrees not to terminate the Lease until the expiration of Lender's Cure Period. Lessor shall accept Lender's cure as fully as if Lessee had fully performed its obligation under the Lease. Upon curing any such default, Lender shall be subrogated to the rights of Lessor against Lessee for recovery of the cost incurred by Lender to cure the default (other than termination of the Lease), and, as between Lessor and Lessee, such cured defaults shall no longer exist. Lessor reserves all of its rights to proceed against Lessee as to any default not covered by Lender as herein provided.

          (4) Lessor agrees that Lender shall have the right to enter into the Premises and take all collateral actions required in connection therewith. Lessor further agrees that Lessor has no right, title or interest in the Exhibit B Improvements and that Lender shall have the right, subject to the terms of the Lease, but not the obligation, to remove the Exhibit B Improvements at any time during the term of the Lease or at the expiration or termination thereof, provided that (i) Lender shall promptly repair any damage to the premises caused by such removal; and (ii) Lender shall pay Lessor reasonable storage charges for the Exhibit B Improvements as measured from the date Lender receives the Default Notice to the date the Exhibit B Improvements are removed from the Premises by Lender.

          (5) Lessor shall execute and deliver to Lender any reasonable documentation reasonably required in connection with the Lender's extension of credit to Lessee ("Credit Extension"), including but not limited to (i) a Lessor's waiver of its rights with respect to the Exhibit B Improvements, and
(ii) a Lessor estoppel certificate.

          (6) [intentionally deleted]

          (7) During the term of the Lease, Lender shall, with reasonable advance notice to Lessee, have the right to enter upon the premises to inspect the Exhibit B Improvements. Lender shall exercise its rights hereunder in a manner that minimizes any interference with Lessee's business.

          (8) Lender is a third party beneficiary of the agreements and covenants contained in this Lease and shall have the right to enforce the terms hereof against Lessor and Lessee.

ADDENDUM TO THE LEASE DATED NOVEMBER 15, 1996 BETWEEN PATRICK AND BETTE NG, AS TRUSTEES FOR THE NG'S FAMILY TRUST, ("LANDLORD") AND SYMYX TECHNOLOGIES ("TENANT") FOR THE PROPERTY LOCATED AT 3100 CENTRAL EXPRESSWAY, SANTA CLARA, CALIFORNIA ("PREMISES").

                                                                     Page 2 of 3

     Lessee shall notify Lessor in writing of the name, address, contact person and phone number of Lender within three (3) days from the financing being put in place.

54.  LESSEE RIGHT TO SELECT CONTRACTOR AND ARCHITECT:

     The Tenant Improvement Contractor and Interior Architect will be selected by Lessee. Lessor will have the right to approve Lessee's contractor which approval shall not be unreasonably withheld.

55.  RIGHT TO ASSIGN OR SUBLEASE:

     Notwithstanding anything to the contrary in the Lease, Lessee shall have the right to assign all or any portion of its interest under this Lease or sublet all or any (i) a subsidiary, division or corporation controlling, controlled by or under common control with Lessee; (ii) a successor corporation related to Lessee by merger, consolidation, nonbankruptcy reorganization, or government action provided the transferee has the financial capacity to perform the obligations of the transferee with respect to this Lease; (iii) a purchaser of substantially all of Lessee's Property located at the Premises as a going concern, provided the transferee has the financial capacity to perform the obligations of the transferee with respect to this Lease, and/or (iv) Lender. Moreover, for the purpose of this Lease, the sale or transfer of any amount of Lessee's capital stock through any public exchange, shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises. Lessor shall not be entitled to share any proceeds whatsoever of an assignment or subletting described in subparts (i), (ii), and (iv), above, nor in any proceeds of an assignment or subletting pursuant to subpart
     (iii), to the extent such subpart (iii) proceeds are given as consideration for the transfer of Lessee's Property (other than Lessee Improvements which are not Exhibit B Improvements). Lessee shall obtain approval from Lessor for any Sublease to another third party tenant, which approval shall not be unreasonably withheld. Lessee shall be entitled to 75%, and Lessor shall be entitled to 25% of any bonus rent received in the event of any Sublease except, however, that Lessor and Lessee shall be permitted to first subtract from such bonus rent Lessor and Lessee's reasonable expenses incurred in subleasing expenses, including, but not limited to attorneys fees incurred in connection with such subletting (up to a maximum amount of $10,000), leasing commission and the out-of-pocket cost of any alterations or other performance required of Lessee in the sublease agreement with the sublessee reasonably incurred by Lessee. Bonus rent shall be defined as the monthly rent actually received as a result of a sublease, which is in excess of the monthly rent delineated in the Lease for that same monthly period.

56.  SOIL CONDITION OF PROPERTY/HAZARDOUS MATERIAL INDEMNIFICATION:

     Prior to Lease execution, Lessor and Lessee shall (i) review all existing environmental information relating to the property on which the Premises are located, and (ii) conduct any other environmental studies which may be desired at either party's request (at the expense of the requesting party).

     PLEASE SEE ATTACHED ENVIRONMENTAL ADDENDUM TO LEASE.

57.  AMERICANS WITH DISABILITIES ACT:

     Landlord and Tenant acknowledge that the premises is a "commercial facility" as such term is defined in the Title III of the Americans with Disabilities Act 42 U.S.C. Section 1201 et seq. (the "ADA"). If it is determined by a governmental authority with applicable jurisdiction that, as of the date Landlord delivers the premises to Tenant, the premises is not in compliance with Title III of the ADA as applicable to commercial facilities. Landlord shall not be responsible to make such modifications to the premises as may be required by such governmental authority. Tenant acknowledges that the foregoing obligation of Landlord shall not apply to modifications to the premises required as a result of or related to (a) the tenant improvements, (b) alterations made by or on behalf of Tenant, or (c) the disability of an employee, prospective employee or contractor of Tenant.

ADDENDUM TO THE LEASE DATED NOVEMBER 15, 1996 BETWEEN PATRICK AND BETTE NG, AS TRUSTEES FOR THE NG'S FAMILY TRUST, ("LANDLORD") AND SYMYX TECHNOLOGIES ("TENANT") FOR THE PROPERTY LOCATED AT 3100 CENTRAL EXPRESSWAY, SANTA CLARA, CALIFORNIA ("PREMISES").

                                                                    Page 3 of 3

58.  SIGNAGE:

     Tenant shall have the right without consent of Lessor to install the maximum allowable signage on the site per City of Santa Clara's sign ordinance, at Tenant's expense. At the expiration or earlier termination of the Lease, Tenant shall remove all its signs at its own expense and repair all damage caused by such removal.

59.  COMMISSION AND REPRESENTATION:

     BT Commercial represents the Lessor and Cornish & Carey and Catalyst Real Estate Group jointly represent the Lessee in this transaction. The Leasing commission shall be paid by the Lessor in accordance with the Exclusive Listing Agreement between Lessor and BT Commercial. The commission shall be payable fifty percent (50%) upon lease execution and the remaining 50% balance shall be payable in 6 equal monthly installments on the 2nd through the 7th month of the Lease term.

     In the event that the Lessee exercises the option to purchase contained in Paragraph 50 herein, owner shall pay a sales commission equal to 5% of the purchase price to brokers upon close of escrow, less the unearned portion of the leasing commission, which shall be prorated as of the closing date.


60. Lessor acknowledges that Lessee may and has the consent of Lessor to, as part of Lessee Improvements, increase the size of the second floor of the Premises ("Second Floor Expansion"), thereby increasing the actual square footage of the Premises. Lessor agrees that, in consideration for Lessee's increasing the value of the Premises by such Second Floor Expansion, and regardless of the actual increase in square footage resulting from such Second Floor Expansion, Base Rent during the Original Term and any option period or other extension thereof shall be based on the square footage set forth in paragraph 1.2 of the Lease.

61. The following terms and conditions shall apply to any exercise by Lessee of its right to purchase the Premises as set forth in this Lease:

          (1) Upon notice from Lessee of its intent to exercise any option to purchase the Premises under the Lease, the parties hereto shall open an escrow with Chicago Title Company, San Jose, California ("Escrow Holder"), and each party shall deposit with the Escrow Holder duly executed escrow instructions in a form appropriate to consummate the purchase and sale herein contemplated provided, however, Lessee's obligations under that escrow shall be made expressly contingent on Lessee exercising its option to purchase. Lessee's option to purchase shall be exercised, if at all, by written notice to Escrow Holder within any applicable option period. The Escrow Instructions shall provide for the closing of escrow on or before the first business day thirty (30) days after Escrow Holder receives written notice of Lessee exercising its option. Notwithstanding the preceding sentence, in the event Lessee is exercising its option to purchase under paragraph 50 hereof, closing of escrow shall occur on the sooner of (i) the first business day thirty (30) days after Escrow Holder receives written notice of Lessee exercising its option; or (ii) the last business day before the end of the 78th month of the Lease Term. If escrow does not close within said periods set forth herein due to the fault of Lessee, then Lessor may cancel the escrow by delivering written notice of cancellation to Escrow Holder and all rights of Lessee under this option to purchase shall terminate; provided, however, that the closing periods set forth herein shall be extended for any periods of delay caused by the action or inaction of Lessor.

          (2) Lessor shall deposit into escrow (for recordation at the close of escrow) a grant deed to Lessee conveying title to the Premises to Lessee or at Lessee's election, to any of Lessee's successors, assignees, nominees or designees, without Lessor's further approval.

          (3) Lessee shall be entitled to Lessor's reversionary right to possession of the Premises at the close of escrow.

          (4) Real property taxes, note and trust deed payments of principal and interest, assessments, and the prepaid premiums on any insurance Lessee assumes shall be prorated to the close of escrow.

          (5) Lessee's title to the Premises shall be insured by an ALTA Owners Policy of Title Insurance, issued by Chicago Title Insurance Company with liability in the amount of the purchase price showing title to the Premises vested in Lessee, subject only to real property taxes not delinquent and such other non-monetary liens, easements, encumbrances, covenants, conditions and restrictions as may be approved in writing by Lessee as set forth below. Within ten days of the exercise of the option, Lessor shall provide Lessee with a preliminary title report showing the state of title to the Premises, together with copies of all recorded documents mentioned therein. Lessee promptly shall notify Lessor of any unacceptable exceptions to the preliminary title report so that Lessor may secure the removal thereof. Failure of Lessee to disapprove in writing any exceptions shown on said preliminary title report within ten working days after receipt thereof shall be deemed approval thereof.

          (6) Each party shall, at the request of the other, execute, acknowledge and deliver whatever additional instruments and do such other acts as may be required or convenient in order to accomplish and carry forward the intent and purpose of this option to purchase.

          (7) Under the Foreign Investment and Real Property Tax Act (FIRPTA), Internal Revenue Code Section 1445, every Buyer of U.S. real property must, unless an exemption applies, deduct and withhold from Seller's proceeds ten percent (10%) of the gross sales price. The primary exemptions are: no withholding is required if (a) Seller provides Buyer with an Affidavit under penalty of perjury, that Seller is not a "foreign person," or (b) Seller provides Buyer with a "qualifying statement" issued by the Internal Revenue Service, or (c) if Buyer purchases real property for use as a residence and the purchase price is Three Hundred Thousand Dollars ($300,000.00) or less and if Buyer or a member of Buyer's family has definite plans to reside at the property for at least fifty percent (50%) of the number of days it is in use during each of the first two twelve month periods after transfer. Lessor and Lessee agree to execute and deliver as directed any instrument, affidavit and statement, or to perform any act reasonably necessary to carry out the provisions of FIRPTA and regulations promulgated thereunder.

          (8) Closing costs shall be paid by the parties in accordance with the custom and practice in Santa Clara County, California.

          (9) A legal description of the Premises subject to Lessee's option to purchase are attached hereto as Exhibit D.

The provisions of this Addendum shall modify and supersede the provisions of the lease where inconsistent.

READ AND APPROVED:

LESSOR:                                  LESSEE:

The Ng Family Trust                     Symyx Technologies


/s/  PATRICK NG                         /s/  ISY GOLDWASSER
-----------------------                 ---------------------------------

/s/  BETTE NG
-----------------------                 ---------------------------------

Date:  12/12/96                         Date: 12/12/96
-----------------------                 ---------------------------------

                        ENVIRONMENTAL ADDENDUM TO LEASE


        This is an Environmental Addendum to the Lease dated November 1, 1996 ("Lease") between Patrick and Betty Ng as Trustees for the Ng's Family Trust, (Lessor) and Symyx Technologies (Lessee) for the property located at 3100 Central Expressway, Santa Clara, California (Property).

The parties agree that notwithstanding anything to the contrary in the Lease:

1.      HAZARDOUS MATERIALS DEFINED.

        "Hazardous Materials" are defined as any chemicals, substances, or materials, including, without limitation, petroleum, petroleum products, asbestos, polyclorinated biphenyls, or radioactive materials, which have been or are hereafter determined by any federal, state, or local government to be capable of posing a risk of injury to health, safety or the environment.

2.      EFFECTIVE DATE DEFINED.

        The "Effective Date" is that date on which the lease of the Property is effective between Lessor and Lessee.

3.      INVESTIGATION AND REMEDIATION BY LESSOR.

        a. Lessor hereby agrees, at its sole cost and expense, to take all such action as is or may be necessary and proper to the satisfaction of all appropriate governmental agencies to investigate, categorize, monitor, contain, remediate, cleanup and remove Hazardous Materials released, discharged or placed on or under the Property prior to the Effective Date if arising out of an act or omission of a third party other than an employee or agent of the Lessee, or than one whose act or omission occurs in connection with a contractual relationship with Lessee. Notwithstanding anything to the contrary in the lease (including without limitation, Lessee's repair obligations, Lessee's obligation to reimburse Lessor for its costs and expenses under various circumstances, and Lessee's duty to comply with laws, rules, and regulations), Lessee shall have no responsibility for and Lessor for itself and its beneficiaries, heirs, personal representatives, successors, and assigns hereby waives and releases any and all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature, directly or indirectly arising out of or in connection with, and all rights to join Lessee, its officers, directors, employees, subtenants, successors and assigns in any litigation or proceeding, arising out of or in connection with, any Hazardous Materials which are present on the Premises (or the soil, groundwater, surface water or ambient air thereof) as of the delivery of possession of the Premises to Lessee for construction of the Lessee Improvements or which thereafter migrate or percolate into, onto or under the Premises from a source outside the Premises. In this regard, Lessor hereby waives the benefits of California Civil Code Section 1542 which provides as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by him must have materially affected his settlement with the debtor."

Lessor's action shall include, without limitation, any work required under any applicable federal, state, or local law or regulation, by any judicial order, by any governmental authority, or in order to comply with any agreements with any governmental authority in connection with the presence of Hazardous Material on the Property, which work Lessor shall perform or cause to be performed in compliance with such law, regulation, order, or agreement.

        b. Lessor and Lessee agree to reasonably cooperate with each other with respect to any issues that arise in connection with the presence of Hazardous Materials on or under the Property prior to the Effective Date; provided, however, that such cooperation shall not require Lessee to incur any costs or expenses.

4.      FAILURE TO ACT BY LESSOR.

        In the event Lessor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion any work or action required by this Agreement or otherwise fail to take any action or fail to honor any obligation required by this Agreement, Lessee may, upon thirty (30) days prior written notice to Lessor cause such work to be performed or such action to be taken (but shall not be required to do so) and all costs and expenses incurred by Lessee in connection therewith shall be immediately due and payable upon demand by Lessee.

5.      INDEMNIFICATION BY LESSOR.

        Lessor hereby agrees to indemnify, defend (by counsel reasonably approved by Lessee), and hold harmless Lessee, and Lessee's descendants, dependents, heirs, executors, administrators, agents, servants, tenants, assigns, lenders, and successors-in-interest (together with each of their respective shareholders, partners, directors, officers, employees, agents, representatives, successors, and assigns), from and against any suit, proceeding, claim (including without limitation third party claims for personal injury or real or personal property damage), action, judgment, fine, penalty, loss, cost, damage, liability (including without limitation sums paid in settlement of claims), or expense (including but not limited to investigation costs and attorneys' and consultants' fees) arising out of, related to, or in any way connected way with Hazardous Materials released, discharged or placed on or under the Property prior to the Effective Date if arising out of an act or omission of a third party other than an employee or agent of the Lessee, or than one whose act or omission occurs in connection with a contractual relationship with the Lessee. Notwithstanding anything to the contrary in the lease (including without limitation, Lessee's repair obligations, Lessee's obligation to reimburse Lessor for its costs and expenses under various circumstances, and Lessee's duty to comply with laws, rules, and regulations), Lessee shall have no responsibility for and Lessor for itself and its beneficiaries, heirs, personal representatives, successors, and assigns hereby waives and releases any and all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature, directly or indirectly arising out of or in connection with, and all rights to join Lessee, its officers, directors, employees, subtenants, successors and assigns in any litigation or proceeding, arising out of or in connection with, any Hazardous Materials which are present on the Premises (or the soil, groundwater, surface water or ambient air thereof) as of the delivery of possession of the Premises to Lessee for construction of the Lessee Improvements or which thereafter migrate or percolate into, onto or under the Premises from a source outside the Premises. In this regard, Lessor hereby waives the benefits of California Civil Code Section 1542 which provides as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by him must have materially affected his settlement with the debtor."

6.      RELEASE BY LESSOR.

        Lessor hereby releases Lessee, and Lessee's descendants, dependents, heirs, executors, administrators, agents, servants, tenants, assigns, lenders and successors-in-interest (together with each of their respective shareholders, partners, directors, officers, employees, agents, representatives, successors, and assigns), from and against any and all claims, demands, obligations, causes of action, and liability arising out of, related to, or in any way connected with Hazardous Materials for which the Lessor is indemnifying Lessee hereunder. Lessor agrees never to commence, aide in any way or prosecute against Lessee, or any of his above-referenced successors or assigns, any action or other proceeding based upon any claims, demands, causes of action, obligations, damages, or liabilities covered by this release. Lessor further expressly waives any rights or benefits available to it with respect to this release under the provisions of Section 1542 of the California Civil Code, which provides:

             A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Lessor has been apprised of and fully understands the statutory language of
Section 1542 of the California Civil Code and, with this understanding, elects to and does assume all risk for claims, known or unknown, covered by this release.

7. INVESTIGATION AND REMEDIATION BY LESSOR. Lessor's obligations under this Agreement specifically include those arising out of Hazardous Materials which flow, diffuse, migrate or percolate into, onto or under the Property as the result of an act or omission of a third party other than an employee or agent of the Lessee, or than one whose act or omission occurs in connection with a contractual relationship, existing directly or indirectly with the Lessee.

8.      INVESTIGATION AND REMEDIATION BY LESSEE.

        a. Lessee hereby agrees, at its sole cost and expense, to take all such action as is or may be necessary and proper to the satisfaction of all appropriate governmental agencies to investigate, categorize, monitor, contain, remediate, cleanup and remove Hazardous Materials released, discharged or placed on the Property on or after the Effective Date by Lessee or one whose act or omission occurs in connection with a contractual relationship with the Lessee. Notwithstanding anything to the contrary in the lease, Lessor shall have no responsibility for and Lessee for itself and its beneficiaries, heirs, personal representatives, successors, and assigns hereby waives and releases any and all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature. Lessee's action shall include, without limitation, any work required under any applicable federal, state, or local law or regulation, by any judicial order, by any governmental authority, or in order to comply with any agreements with any governmental authority in connection with the presence of Hazardous Material on the Property, which work Lessee shall perform or cause to be performed in compliance with such law, regulation, order, or agreement.

        b. Lessee and Lessor agree to reasonably cooperate with each other with respect to any issues that arise in connection with the presence of Hazardous Materials on the Property on or after the Effective Date; provided, however, that such cooperation shall not require Lessor to incur any costs or expenses.

9.      FAILURE TO ACT BY LESSEE

        In the event Lessee shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion any work or action required by this Agreement or otherwise fail to take any action or fail to honor any obligation required by this Agreement, Lessor may, upon thirty (30) days prior written notice to Lessee cause such work to be performed or such action to be taken (but shall not be required to do so) and all costs and expenses incurred by Lessor in connection therewith shall be immediately due and payable upon demand by Lessor.

10.     INDEMNIFICATION BY LESSEE.

        Lessee hereby agrees to indemnify, defend (by counsel reasonably approved by Lessor), and hold harmless Lessor, and Lessor's descendants, dependents, heirs, executors, administrators, agents, servants, tenants, assigns, lenders, and successors-in-interest (together with each of their respective shareholders, partners, directors, officers, employees, agents, representatives, successors, and assigns), from and against any suit, proceeding, claim (including without limitation third party claims for personal injury or real or personal property damage), action, judgment, fine, penalty, loss, cost, damage, liability (including without limitation sums paid in settlement of claims), or expense (including but not limited to investigation costs and attorneys' and consultants' fees) arising out of, related to, or in any way connected with Hazardous Materials released, discharged or placed on the Property on or after the Effective Date by Lessee, or one whose act or omission occurs in connection with a contractual relationship with the Lessee. Notwithstanding anything to the contrary in the lease, Lessor shall have no responsibility for and Lessee for itself and its beneficiaries, heirs, personal representatives, successors, and assigns hereby waives and releases any and all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature.

11.     RELEASE BY LESSEE.

        Lessee hereby releases Lessor, and Lessor's descendants, dependents, heirs, executors, administrators, agents, servants, tenants, assigns, lenders and successors-in-interest (together with each of their respective shareholders, partners, directors, officers, employees, agents, representatives, successors, and assigns), from and against any and all claims, demands, obligations, causes of action, and liability arising out of, related to, or in any way connected with, Hazardous Materials for which the Lessee is indemnifying Lessor hereunder. Lessee agrees never to commence, aide in any way or prosecute against Lessor, or any of his above-referenced successors or assigns, any action or other proceeding based upon any claims, demands, causes of action, obligations, damages, or liabilities covered by this release. Lessee further expressly waives any rights or benefits available to it with respect to this release under the provisions of Section 1542 of the California Civil Code, which provides:

                A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Lessee has been apprised of and fully understands the statutory language of
Section 1542 of the California Civil Code and, with this understanding, elects to and does assume all risk for claims, known or unknown, covered by this release.

12. Survival.

      The provisions of this Addendum shall survive the execution of and the delivery of any other documents or instruments prepared pursuant to this Lease, shall not merged therein, and shall survive the expiration or early termination of the Lease.

13. Third Parties. This Addendum does not affect the obligations of the Lessee to maintain, secure and protect the Premises from the acts of third parties. Acts of third parties on the Premises, after delivery of possession of the Premises to Lessee for the construction of the Lessee Improvements and prior to the expiration or earlier termination of the Lease Term, that cause Hazardous Materials to be released, discharged or placed on the Premises are the sole responsibility of the Lessee.

LESSOR:

By: /s/ PATRICK NG
   ---------------------------------
   Patrick Ng, as Trustee

By: /s/ BETTY NG
   ---------------------------------
   Betty Ng, as Trustee


LESSEE:

By: /s/ ISY GOLDWASSER
   ---------------------------------
   Isy Goldwasser
Its
   ---------------------------------







ENVIRONMENTAL ADDENDUM TO LEASE/NG/SYMYX                                 Page 5
3100 Central Exp/ngindad.crr